                                                                    EXHIBIT 10.4

                         REGISTRATION RIGHTS AGREEMENT

                                    BETWEEN

                        IMPAC COMMERCIAL HOLDINGS, INC.

                                      AND

                            FORTRESS PARTNERS, L.P.

                                  DATED AS OF

                                  MAY 5, 1999

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 5, 1999, by and between IMPAC COMMERCIAL HOLDINGS, INC., a Maryland corporation (the "Company"), and FORTRESS PARTNERS, L.P., a Delaware partnership ("Fortress").

1.   Consideration.  Pursuant to that certain Series B 8.5% Cumulative
     -------------
Convertible Preferred Stock Purchase Agreement, dated the date hereof (the "Stock Purchase Agreement"), Fortress and the Company have agreed to enter into this Agreement to provide for the registration rights set forth herein and the parties' respective obligations hereunder in consideration of the mutual covenants contained herein. This Agreement is a condition to the closing under the Stock Purchase Agreement.

2.   Definitions.  The following definitions shall apply in addition to those
     -----------
terms defined elsewhere herein:

     a.   "Common Stock" means the Company's Common Stock, $.01 par value per
           ------------
share.

     b.   "Continuous Offering" means an Offering pursuant to Rule 415 under the
           -------------------
Securities Act, 17 C.F.R. 230.415, or any successor rule of the SEC, if applicable.

     c.   "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

     d.   "Holders" means any holder of the Registrable Securities.
           -------

     e.   "Offering" means any public offering of the Common Stock of the
           --------
Company, and any other method of disposition of the Common Stock of the Company that is subject to the registration requirements of the Securities Act or any other applicable federal or state statute or regulation.

     f.   "Offering Documents" means all documents relating to an Offering which
           ------------------
are required to be filed with any governmental agency or authority or to be delivered to any Person to whom securities of the Company are offered for sale or sold, including, without limitation, Registration Statements, Prospectuses, and preliminary Prospectuses, and all material incorporated by reference therein, and any schedule or exhibit to any of the foregoing, in each case as such documents may be amended from time to time.

     g.   "Party" means Fortress or the Company and "Parties" means both
           -----                                     -------
Fortress and the Company.

                                       1


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     h.   "Person" means any individual, corporation, partnership, limited
           ------
liability company, association, trust or unincorporated association.

     i.   "Prospectus" means the prospectus included in a Registration
           ----------
Statement, relating to an Offering in which Common Stock is included, as amended or supplemented by a prospectus supplement, and all other amendments and supplements to the Prospectus, including posteffective amendments, and all material incorporated by reference in such Prospectus.

     j.   "Registration Expenses" means, with respect to an Offering, any and
           ---------------------
all expenses incident to the Company's performance of or compliance with the provisions of this Agreement, including without limitation (a) fees for any filings required to be made with the National Association of Securities Dealers, Inc., or the SEC in connection with such Offering, and any other registration and filing fees, (b) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of one counsel in connection with blue sky qualifications of the Common Stock to be included in such Offering), (c) all printing, messenger, telephone, and delivery expenses,
(d) all fees and expenses incurred in connection with the listing of the Common Stock to be included in such Offering on any securities exchange, and (e) the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall not include underwriting discounts and commissions.

     k.   "Registration Statement" means a registration statement filed with the
           ----------------------
SEC pursuant to the Securities Act, relating to an Offering in which Common Stock is included, including any pre- or post-effective amendment thereto, the Prospectus included therein, and all material incorporated by reference therein, and any schedule or exhibit to any of the foregoing.

     l.   "Registrable Securities" means the Common Stock issuable upon
           ----------------------
conversion of 479,999 shares of Series B Preferred Stock originally issued to Fortress on the date hereof that are owned by the Holders, and any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this agreement are not assigned.

     m.   "SEC" means the Securities and Exchange Commission.
           ---

     n.   "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

     o.   "Securities Offering Regulations" means any regulations promulgated by
           -------------------------------
any agency or authority of the United States government, under the Securities Act, or any statute hereafter enacted into law, relating to or governing an Offering of securities by the Company.

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

     p.   "Series B Preferred Stock" means the Series B 8.5% Cumulative
           ------------------------
Convertible Preferred Stock, $.01 par value per share.

3.   a.   Incidental Registration Rights.  If the Company proposes to make an
          ------------------------------
Offering of its Common Stock and to prepare Offering Documents not required pursuant to Paragraph 4 (other than any registration by the Company on Form S-8 or a successor or substantially similar form of (A) an employee stock option, stock purchase or compensation plan or securities issued or to be issued pursuant to any such plan, or (B) a dividend investment plan), the Company will give prompt written notice to each of the Holders (at their respective addresses as they appear on the stock transfer records of the Company) of its intention to do so and of the Holders's rights under this Paragraph 3. Upon the written request of the Holders made within twenty (20) days after the receipt of any such notice (which request shall specify the number of the Registrable Securities intended to be disposed of by each Holder), the Company will include in the Offering Documents relating to such Offering all Registrable Securities that the Company has been requested to include by the Holders; provided, that if at any time after giving written notice under this Paragraph 3 the Company shall determine for any reason not to proceed with the proposed Offering, the Company may, at its election, give written notice of such determination to the Holders and thereupon shall be relieved of its obligations to the Holders with respect to such proposed Offering under this Paragraph 3. Any Holder shall be entitled to withdraw its request for the inclusion of Registrable Securities in an Offering and withdraw from the Offering at any time before the time that the Offering Documents, including any Registration Statement (if applicable), are declared effective and the Offering has commenced.

     b.   Continuous Offering.  If the Company intends to effect a Continuous
          -------------------
Offering (other than any registration by the Company or a successor on Form S-3 regarding a dividend reinvestment plan), the Company will give written notice thereof to each of the Holders (at their respective addresses as they appear on the stock transfer records of the Company) and include in such Offering all of the Registrable Securities which each Holder elects to include in such Offering. During the period in which a Registration Statement (if applicable) with respect to a Continuous Offering is effective, if a Holder desires to sell Registrable Securities in a transaction covered by such Registration Statement, it shall give notice to the Company of the proposed date of such sale at least thirty
(30) days before such proposed date of sale, and the Company shall take all actions necessary to permit such sale. Within fifteen (15) days of receipt of notice of a proposed sale by a Holder, the Company will advise each Holder either that it has no objection of such a registered sale or that such a registered sale should be delayed (but in no event for more than 60 days), on the basis either that the Company is involved in a confidential proposed transaction or negotiations therefor (which have been previously disclosed to the Company's Board of Directors) which would not require the Company to make or amend any public filings under the securities laws at that time, or that such sale would have a material adverse effect upon the Company's ability to access the capital markets. Any determination to delay must be made in good faith by a majority of the Board of Directors. If the Company has not objected to such proposed registered sale as permitted in this subparagraph (b) within such fifteen (15) day period, the Company shall take all actions necessary to permit such sale on the proposed date of sale pursuant to such Registration Statement.

     c.   Underwritten Offerings.  In the case of an underwritten Offering
          ----------------------
initiated by the Company under this Paragraph 3, including underwritten Offerings effected as part of a Continuous

Offering, the underwriter(s) and the managing underwriter shall be selected by the Company. If the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities and securities of the Company, if any, being sold exceeds the number that can be sold in such Offering, so as to be likely to have an adverse effect on the price at which the Company can sell securities for its own account, then there shall be included in such Offering (and in the Offering Documents) first, securities of the Company being sold for its own account, and second, the maximum number of Registrable Securities requested to be included in such Offering which, in the opinion of such managing underwriter, can be sold without have such adverse effect on such price. If Registrable Securities are so excluded from registration in an Offering, the Company shall, upon the request of Holders owning at least 50% or more of the aggregate of the shares of Common Stock into which the Series B Preferred Stock have been, or can be, converted, use its reasonable efforts to effect a registration with the SEC or take such actions as shall be reasonably required to effect an Offering (in the event the Registrable Securities are already registered with the SEC) in respect of such excluded Registrable Securities as soon as practicable after consummation of such Offering. A Holder may withdraw its Registrable Securities from such subsequent Offering without costs or penalty at any time before the effective date of the Registration Statement relating to such Offering.

     d.   Expenses.  In connection with any offering of Registrable Securities
          --------
in connection with a new issuance of Common Stock by the Company, the Company shall pay all Registration Expenses.

     e. Requests to include the Registrable Securities in an Offering pursuant to this Section 3 shall be unlimited.

4.   Demand Registration Rights.  The Holders, without limitation as to any
     --------------------------
other method of disposition available to it, shall be entitled to dispose of any or all of the Registrable Securities then held by them in accordance with the provisions of this Paragraph 4.

     a.   Requests by The Holders.  Upon the receipt by the Company of written
          -----------------------
notice from Holders owning at least 50% or more of the aggregate of the shares of Common Stock into which the Series B Preferred Stock have been, or can be, converted, of their intent to sell all or part of their Registrable Securities in an Offering subject to this Paragraph 4 at least 30 days before such proposed date of sale, and specifying both the number of Registrable Securities to be sold and the intended method of disposition, the Company will use its best efforts to register such Registrable Securities so as to permit as soon as practicable the requested sale of the Registrable Securities. Within fifteen
(15) days of receipt of notice of a proposed sale by such Holders, the Company will advise such Holders either that it has no objection of such a registered sale or that such a registered sale should be delayed for up to four months, on the basis either the Company is involved in a confidential proposed transaction or negotiations therefor (which have been previously disclosed to the Company's Board of Directors) which would not require the Company to make or amend any public filings under the securities laws at that time. If the Company has not objected to such proposed registered sale as permitted in this subparagraph (a) within such fifteen (15) day period, the Company shall take all actions necessary to permit such sale on the proposed date of sale pursuant to such Registration Statement. If, at any time after giving 30 days written notice under this Paragraph 4, all such Holders shall notify the Company in writing that they have determined for any reason not to proceed with the proposed Offering, then the Company shall terminate such Offering.

     b.   Limitation on Requests and Payment of Registration Expenses.  The
          -----------------------------------------------------------
Holders shall be entitled to make a request to the Company to register Registrable Securities pursuant to the provisions of this Paragraph 4 on no more than two occasions. The Company shall not be required to register Registrable Securities in accordance with the provisions of Paragraph 4(a) if there is outstanding at the time of the request an effective Registration Statement for a Continuous Offering and the Holders can dispose of Registrable Securities in accordance with Paragraph 3(b). Once all Registrable Securities are covered by an effective Registration Statement, the Company shall not be required to register any Registrable Securities. The Company will pay all Registration Expenses in connection with the Offering of Registrable Securities requested by the Holders pursuant to the second sentence of Paragraph 3(b) or this Paragraph
4. Any Offering abandoned or terminated by the Holders after its filing in accordance with the provisions of Paragraph 4(a) shall be deemed to be a request pursuant to this Paragraph 4. Any Offering abandoned or terminated by the Company after filing shall not be deemed a request pursuant to this Paragraph 4.

     c.   Selection of Underwriters.  If the Holders specify in the notice
          -------------------------
delivered to the Company pursuant to Paragraph 4 that they intend to sell Registrable Securities in an underwritten Offering pursuant to the second sentence of Paragraph 3(b) or Paragraph 4, the Holders shall be entitled to select the underwriter(s) and managing underwriter which is also acceptable to the Company. If the Company issues and sells securities of the same class as the Registrable Securities contemporaneously with any Offering pursuant to Paragraph 3(b) or this Paragraph 4, the Company shall (i) sell such securities to the underwriter(s) selected by the Holders pursuant to this Paragraph 4(c) on the same terms and conditions as apply to the Holders and (ii) execute and deliver a copy of the underwriting agreement relating to such Offering. If the managing underwriter advises the Holders and the Company in writing that, in its opinion, the number of securities requested to be included in such Offering exceeds the number that can be sold in such Offering, so as to be likely to have an adverse effect on the price at which the Registrable Securities or securities being offered by the Company can be sold, then there shall be included in such Offering (and in the Offering Documents relating to such Offering) first, the maximum number of Registrable Securities requested to be included in such Offering by the Holders and second, the maximum number of securities, if any, proposed to be sold by the Company for its own account or for the account of any other holder of the Company's securities, which in the opinion of the managing underwriter can be sold without having such adverse effect.

     d.   Registration on Form S-3.  The Holders shall have the right to require
          ------------------------
the Company to register any or all of its shares on Form S-3 (or on Form S-1, if Form S-3 is not available), including an Offering pursuant to Rule 415 of the Securities Act.

5.   The Company's Duties.  If and whenever the Company is required to permit
     --------------------
the Holders to effect any Offering as provided in Paragraphs 3 and 4, the Company covenants and agrees that it will, as expeditiously as possible (but not later than thirty (30) days after receipt of a request from the Holders), to include Registrable Securities in a given Offering:

     a. (A) prepare all Offering Documents in accordance with all applicable requirements of the Securities Act, and the Securities Offering Regulations, including, if requested by the Holders and if permitted by the rules and regulations of the SEC, a Registration Statement pursuant to Rule 415 of the Securities Act or any successor rule of the SEC, with respect to such Offering to permit the disposition of the Registrable Securities by the Holders in accordance with the intended method of disposition (and, in the case of an underwritten Offering, consistent in form, substance, and scope with customary practice for the offering of securities of corporations by nationally recognized investment banking firms), (B) file with the SEC such Offering Documents and all other documents required to permit the disposition thereof; provided, that before filing any such Offering Documents (including any documents incorporated by reference therein), the Company will furnish to counsel(s) designated by the Holders and to the underwriter(s), if any, copies of all such Offering Documents, which Offering Documents shall be subject to the review of such counsel(s) and the underwriter(s), if any, and, the Company shall make such changes in such Offering Documents as are reasonably requested by such counsel(s) or underwriter(s), and (C) use its best efforts to have such Offering Documents declared effective by, and obtain all approvals from the SEC to the extent necessary to permit the Offering as promptly as practicable (but in no event more than 120 days subsequent to the initial filing of the Offering Documents with the SEC, if such Offering Documents are subject to review by the
SEC); provided, however, that the Company may discontinue any Offering that is being effected pursuant to Paragraph 3 at any time before the effective date of the related Offering Documents; and provided, further, that the Company shall not file any Offering Document which shall be disapproved by the Holders within a reasonable period after the same has been provided for review;

     b. thereafter, prepare and file with the SEC such amendments and post-effective amendments to the Offering Documents as may be necessary to keep the Offering Documents continuously effective and cause the Offering Documents to be supplemented by any required supplement, and as so supplemented to be filed, if required, with the SEC during the period ending on the later of (i) such time as all of the Registrable Securities covered by such Offering Documents have been disposed of in accordance with the intended method of disposition set forth in such Offering Documents or, in the case of an Offering made pursuant to Rule 415 under the Securities Act or any successor rule of the SEC (if applicable), if securities remain unsold at the expiration of the Offering, such time as the Company shall file, with the consent of such Holders, a post-effective amendment with the SEC deregistering the securities which remain unsold at the termination of the Offering or (ii) so long as a dealer is required to deliver a Prospectus in connection with the Offering; provided, that before filing any such post-effective amendment, the Company will furnish to counsel(s) designated by such Holders and to the underwriter(s), if any, copies of the post-effective amendment (including any other document proposed to be filed therewith), which Offering Documents shall be subject to the review of such counsel(s) and the underwriter(s), if any, and, where feasible, the Company shall make such changes in such post-effective amendment as are reasonably requested by such counsel(s) or underwriter(s);

     c. furnish to the Holders and to the underwriter(s), if any, such number of copies of the Offering Documents (including each amendment and supplement thereto) as they may reasonably request in order to facilitate the disposition of the Registrable Securities included in such Offering;

     d. register or qualify, or cooperate with the Holders, the underwriter(s), if any, and their respective counsel in registering or qualifying, all Registrable Securities covered by the Offering Documents for offer and sale under the applicable securities or blue sky laws of such jurisdictions as the Holders and the underwriter(s), if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders and the underwriter(s), if any, to consummate the disposition in such jurisdictions of the Common Stock covered by the Offering Documents; provided however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

     e. use its reasonable efforts to cause such Common Stock covered by the Offering Documents to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders and the underwriter(s), if any, to consummate the disposition of such Common Stock;

     f. cooperate reasonably with any managing underwriter to effect the sale of any Registrable Securities, including but not limited to attendance of the Company's executive officers at any planned "road show" presentations';

     g. notify the Holders and the underwriter(s), if any, at any time when the Offering Documents include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the Holders or any underwriter, prepare and furnish to such Person(s), such reasonable number of copies of any amendment or supplement to the Offering Documents as may be necessary so that, as thereafter delivered to the purchasers of such Common Stock, such Offering Documents shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and to deliver to purchasers of any other securities of the Company included in the Offering copies of such Offering Documents as so amended or supplemented;

     h. keep the Holders informed of the Company's best estimates of the earliest date on which the Offering Documents will become effective, and promptly notify the Holders of (A) the effectiveness of such Offering Documents,
(B) a request by the SEC for an amendment or supplement to such Offering Documents, (C) the issuance by the SEC of an order suspending the effectiveness of the Offering Documents, or of the threat of a proceeding for that purpose, and (D) the suspension of the qualification of any securities included in the Offering Documents for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose;

     i. materially comply with the provisions of the Securities Offering Regulations and the Securities Act with respect to the disposition of all securities covered by the Offering Documents in accordance with the intended method of distribution of the sellers thereof set forth in such Offering Documents;

     j. use its reasonable efforts to list the securities proposed to be sold in such Offering on the American Stock Exchange, or on such other securities exchange on which the Common Stock is then listed, not later than the closing of the Offering contemplated thereby;

     k. enter into such customary agreements (including but not limited to an underwriting agreement in customary form) and take such other reasonable actions as the Holders or the underwriter(s), if any, reasonably request in order to expedite or facilitate the disposition of such Common Stock;

     l. obtain such "cold comfort" letter(s) from the Company's independent public accountants, in customary form and covering matters of the type customarily covered by "cold comfort" letter(s), as the Holders or the underwriter(s), if any, shall reasonably request; and

     m. upon prior notice, make available for reasonable inspection by any underwriter(s) participating in any disposition to be effected pursuant to the Offering Documents and by any attorney, accountant, or other agent retained by any such Person(s), its financial and other records, pertinent corporate documents and properties of the Company, and such opportunities to discuss the business of the Company with its officers, directors, and employees and the independent public accountants who have certified its financial statements as shall be necessary, in the opinions of such underwriters' respective counsels, to conduct a reasonable investigation; provided, that any records, information, or documents that are designated by the Company in writing as confidential shall be kept confidential by each such Person, unless disclosure of such records, information, or documents is required by law, by judicial or administrative order, or in order to defend a claim asserted against such Person in connection with such Offering.

6.   Information from the Holders.
     ----------------------------

     a.   Information.  The Company may require each Holder to furnish it with
          -----------
such informa tion regarding the Holders and regarding the method of distribution as is pertinent to the disclosure requirements relating to the Offering of such Common Stock as the Company may from time to time reasonably request in writing.

     b.   Use of Offering Documents Upon Notice of Defects.  Each Holder agrees,
          ------------------------------------------------
and shall cause underwriter(s), if any, acting on its behalf to agree, that upon receipt of any notice from the Company of the happening of any event of the kind described in Paragraph 5(g), it will immediately discontinue the use of the Offering Documents covering such Common Stock until the receipt by the Holders and any such underwriter(s) of the copies of the supplemented or amended Offering Documents contemplated by such clause and, if so directed by the Company, the Holders will deliver and cause each underwriter, if any, to deliver to the Company all copies, other than permanent file copies then in the possession of the Holders or any such underwriter, of the Offering Documents covering such Common Stock at the time of receipt of such notice. If the Company shall give any such notice, the period mentioned in Paragraph 5(b) shall be extended by the number of days during which offerings were suspended (i.e., the period from and including the date of the receipt of such notice pursuant to Paragraph 5(g), to and including the date when the Holders shall have received the copies of the supplemented or amended Offering Documents contemplated by such clause).

7.   Resales; Reports Under Exchange Act.  In order to permit the Holders to
     -----------------------------------
sell the Registrable Securities, if it so desires, pursuant to any applicable resale exemption under the Securities Offering Regulations or the Securities Act, the Company will:

     a. comply with all rules and regulations of the SEC in connection with use of any such resale exemption;

     b. make and keep available adequate and current public information regarding the Company;

     c. file with the SEC in a timely manner, all reports and other documents required to be filed under the Securities Act, the Exchange Act, or the Securities Offering Regulations;

     d. furnish to the Holders copies of annual reports required to be filed under the Exchange Act and the Securities Offering Regulations; and

     e. furnish to any Holder, upon request, (A) a copy of the most recent quarterly report of the Company and such other reports and documents filed by the Company with the SEC and (B) such other information as may be reasonably requested to permit a Holder pursuant to any applicable resale exemption under the Securities Act or the Securities Offering Regulations, if any.

8.   Indemnification.  The obligations of indemnification of the Parties set
     ---------------
forth in this Paragraph 8 shall be in addition to any liability which any Party may otherwise have to any other party.

     a.   Indemnification by the Company.  The Company agrees to indemnify and
          ------------------------------
hold harmless, to the full extent permitted by law, the Holders, any officers, directors, employees and agents of a Holder, each Person who participates as an underwriter in an Offering, each officer, director, employee or agent of such an underwriter, and each Person who controls (within the meaning of the Securities
Act) any Holder and such an underwriter against any and all losses, claims, damages, liabilities, expenses, joint or several, including without limitation reasonable legal or other expenses incurred in connection with investigating or defending against any loss, claim, damage, or liability, or action or proceeding (whether commenced or threatened) in respect thereof, caused by any untrue statement or alleged untrue statement of a material fact contained in any of the Offering Documents relating to such Offering, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except insofar as the same are (i) made in reliance on and in conformity with any information about any Holder or any underwriter furnished in writing to the Company by any Holder or any underwriter specifically for inclusion in the Offering Documents relating to such Offering or (ii) the result of the fact that any Holder or underwriter sold Common Stock subject to an Offering to a Person to whom there was not sent or given, at or before the written configuration of such sale, a copy of the final Offering Documents, if the Company has previously furnished copies thereof to such Holder or underwriter and such final Offering Documents corrected such untrue statement or alleged untrue statement or omission or alleged omission.

     b.   Indemnification by the Holders. Each Holder agrees to indemnify and
          ------------------------------
hold harmless, to the full extent permitted by law, the Company, its officers, directors, employees, and agents, each Person who participates as an underwriter in an Offering, each officer, director, employee or agent of such an underwriter, and each Person who controls (within the meaning of the Securities
Act) the Company and such underwriter against any and all losses, claims, damages, liabilities, and expenses, joint or several, including without limitation reasonable legal or other expenses incurred in connection with investigating or defending against any loss, claim, damage, or liability, or action or proceeding (whether commenced or threatened) in respect thereof, caused by any untrue statement or alleged untrue statement of a material fact contained in any of the Offering Documents relating to such Offering or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, but only to the extent that such untrue statement or omission is made in reliance on and in conformity with any information furnished in writing by a Holder concerning the Holder to the Company specifically for inclusion in the Offering Documents relating to such Offering.

     c.   Notices of Claims; Procedures.  Promptly after receipt by an
          -----------------------------
indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Paragraph 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Paragraph 8, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. If any such action is brought against an indemnified party (unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim) the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that, any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (C) in the reasonable judgment of any such Person based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in each jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

     d.   Contribution.  If the indemnification provided for this in this
          ------------
Paragraph 8 from the indemnifying party is unavailable to an indemnified party hereunder (other than pursuant to the terms hereof) in respect of any losses, claims, damages, liabilities, or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a Party as a result of the losses, claims, damages, liabilities, and expense referred to above shall be deemed to include, subject to the limitations set forth in this Paragraph 8(d) any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Parties agree that it would not be just and equitable if contributions pursuant to this Paragraph 8(d) were determined by a pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     e. This Paragraph 8 shall apply to each Registration Statement filed by the Company pursuant to this Agreement that includes Registrable Securities.

9.   Assignment of Registration Rights.  The rights to cause the Company to
     ---------------------------------
register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder, provided that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Agreement.

10.  Miscellaneous.
     -------------

     a.   Amendments and Waivers.  Any term of this Agreement may be amended and
          ----------------------
the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

     b.   Successors, Assigns and Transferees.  This Agreement shall be binding
          -----------------------------------
upon the parties hereto and their respective successors and assigns.

     c.   Notices.  Any notice, request, demand, consent, approval or other
          -------
communication permitted or required to be given to any of the parties hereunder shall be deemed given when received, shall be in writing, and shall be delivered in person or sent by certified mail, postage prepaid, or by private courier service or by telecopy or telex, to such party at its address set forth below or at such other address as such party may hereunder furnish in writing to the other parties.

          (i)  if to the Company, to:

               Impac Commercial Holdings, Inc.
               1401 Dove Street
               Newport Beach, California 92660
               Attention: Joseph R. Tomkinson

          (ii) if to Fortress:

               Fortress Investment Corp., as general partner
               1301 Avenue of the Americas, 42nd Floor
               New York, NY 10019
               Attention:  Randal Nardone

     d.   Headings.  The headings in this Agreement are for the convenience of
          --------
reference only and shall not limit or otherwise affect the meaning of the interpretation of this Agreement or any provision hereof.

     e.   Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     f.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

     g.   Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the United States of America and, in the absence of controlling federal law, in accordance with the laws of the State of California.

     h.   Entire Agreement.  This Agreement embodies the entire Agreement of the
          ----------------
parties hereto in relation to the subject matter hereof and supersedes all prior understandings or agreements, oral or written, with respect thereto among the parties hereto.

     i.   Certain Remedies.  Without in any way limited the remedies otherwise
          ----------------
available under this Agreement, the parties hereto acknowledge that, in the event of any breach or nonperformance by any party of the agreements or covenants required by this Agreement to be performed or observed by it, the other parties shall be entitled to such equitable remedies as may be appropriate, including, without limitation specific performance.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                              IMPAC COMMERCIAL HOLDINGS, INC.


                              By:/s/ Joseph R. Tomkinson

                              Name: Joseph R. Tomkinson
                              Title: Chief Executive Officer


                              FORTRESS PARTNERS, L.P.


                              By:/s/Randy Nardone

                              Name: Randy Nardone
                              Title: C.O.O.